Exhibit 10-44B

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 2

                                       and

                                     WAIVER

                          Dated as of November 8, 1993

                                       to

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                            Dated as of June 24, 1992

          CABLEVISION SYSTEMS CORPORATION, a Delaware corporation (the "Company"), the Restricted Subsidiaries (as defined in the Credit Agreement referred to below), the banks parties to such Credit Agreement (the "Banks"), BANK OF MONTREAL, Chicago Branch, THE BANK OF NEW YORK, THE BANK OF NOVA SCOTIA and THE CANADIAN IMPERIAL BANK OF COMMERCE, as Co-Agents (the "Co-Agents") and TORONTO DOMINION (TEXAS), INC. (the "Agent") agree as follows:

                                    ARTICLE I

          Section 1.1. CREDIT AGREEMENT. Reference is made to the Third Amended and Restated Credit Agreement dated as of June 24, 1992 among the Company, the Restricted Subsidiaries, the Banks, the Co-Agents and the Agent, as amended by Amendment No. 1 dated as of August 4, 1992 (as so amended, the "Credit Agreement"). Terms used in this Amendment No. 2 and Waiver that are not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement. The Credit Agreement as amended by this Amendment No. 2 and Waiver, and except as expressly waived herein (which waiver shall be effective only in the specific instances and for the specific purposes provided herein), is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          Section 1.2. AMENDMENT. Upon and after the Amendment and Waiver Effective Date (as defined in Section 1.4 hereof), the Credit Agreement shall be amended as follows:

          (a) Section 1.01 of the Credit Agreement shall be amended by (i) replacing the word "and" in the first
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parenthetical contained in the defined term "CASH FLOW RATIO" with a ", " and inserting at the end of such parenthetical the clause ", and all obligations under any Guarantee permitted under Section 9.12(xi) hereof so long as such obligations are payable, solely at the option of the Company, in common stock of the Company"; (ii) inserting "(i)" before the words "there shall be excluded" in the final sentence of the defined term "CASH FLOW RATIO" and inserting the words "and (ii), if on the date of calculation there are no Syndicated Revolving Credit Loans outstanding and no Bid Rate Loans outstanding, there shall be deducted from Indebtedness the aggregate amount of Cash on Hand of the Company and its Restricted Subsidiaries on the date of calculation" before the period at the end of such sentence; (iii) inserting in the appropriate order the following defined term: "CASH ON HAND" of any Person at any time shall mean all cash held by such Person at such time and all Investments of such Person of the type specified in Section 9.16(i) and (ii) of this Agreement held at such time.";
(iv) deleting the word "non-cash" set forth in the defined term "OPERATING CASH FLOW"; (v) deleting the "4%" set forth in the defined term "OPERATING CASH FLOW" and inserting "7%" in lieu thereof; (vi) inserting the following sentence: "For purposes of determining Operating Cash Flow under Section 9.26 hereof for any period during which the Company or a Restricted Subsidiary acquired any assets, the Company shall treat such asset as having been acquired on the first day of such period." at the end of the defined term "OPERATING CASH FLOW"; (vii) inserting the clause ", and excluding all obligations under any Guarantee permitted under Section 9.12(xi) hereof to the extent that such obligation was paid in common stock of the Company" at the end of the first parenthetical contained in the defined term "TOTAL DEBT EXPENSE"; and (viii) inserting the words "obligations under any Guarantee permitted under Section 9.12(xi) hereof to the extent that such obligation was paid in common stock of the Company and" immediately preceding the works "Indebtedness of CNJ," contained in the defined term "TOTAL INTEREST EXPENSE".

          (b) Section 2.04(c)(i)(C) of the Credit Agreement shall be amended by deleting the words "clause (B) of" contained therein.

          (c) Section 9.08(b) of the Credit Agreement shall be amended by deleting "(iv), (v) and" contained therein.

          (d) Section 9.11(viii) of the Credit Agreement shall be amended by deleting the reference to "$20,000,000" set forth therein and inserting in lieu thereof "$25,000,000".

          (e) Section 9.12 of the Credit Agreement shall be amended by (i) deleting the reference to "(xi)" set forth therein and inserting in lieu thereof "(xii)" and (ii) inserting in the appropriate order the following paragraph therein:

     "(xi) any Guarantee by the Company of the obligations of Cablevision MFR, Inc. under those certain promissory notes issued in connection with the acquisition of certain of the cable systems owned and operated by affiliates of Sutton Capital Partners so long as (A) the outstanding aggregate principal amount of such obligations guaranteed does not exceed $195,000,000, (B) all of the obligations of the Company thereunder (x) are subordinated to the Obligations on terms and conditions in all material respects indentical to those in the Company's Subordinated Debt Instruments that have been consented to by the Majority Banks pursuant to Section 9.11(iii) hereof and (y) may be satisfied, solely at the option of the Company, by the delivery of shares of common stock of the Company (and the Company hereby covenants and agrees that, for so long as this Agreement shall remain in effect, such obligation shall be satisfied solely by the delivery of such common stock), (C) neither the Company nor the Restricted Subsidiaries agrees, in connection therewith, to any limitation on the amount of Indebtedness which may be incurred by them, to the granting of any Liens on assets of the Company or any of the Restricted Subsidiaries (other than shares of stock of Cablevision MFR, Inc.), to any acquisition or disposition of any assets of the Company or the Restricted Subsidiaries (other than shares of common stock of Cablevision MFR, Inc.) or to any modification or supplement of this Agreement or any agreement entered into by the Company or any of the Restricted Subsidiaries refinancing any substantial portion of the Indebtedness outstanding under this Agreement, unless, in each such case, such terms are substantially equivalent to and no more restrictive than those contained in the Company's Subordinated Debt Instruments that have been consented to by the Majority Banks pursuant to Section 9.11(iii) hereof."

          (f) Section 9.15(b) shall be amended by deleting the reference to "personal communications and alternate access services" set forth in clause
(iii) of the first paragraph thereof and inserting in lieu thereof "telecommunications services".

          (g) Section 9.16 of the Credit Agreement shall be amended by (i) by deleting ", (iv), (v)" contained in the final parenthetical contained in the first paragraph thereof; (ii) deleting the text contained in the paragraph referenced "(iv)" and inserting in lieu thereof "[intentionally omitted]"; (iii) deleting the text contained in the paragraph referenced "(v)" and inserting in lieu thereof "[intentionally omitted]"; (iv) deleting the words "personal communications and alternate access services" which are set forth twice in the paragraph referenced "(vi)" and inserting in lieu thereof "telecommunications services"; (v) deleting the text contained in the paragraph referenced "(xi)" and inserting in lieu thereof

"UNSPECIFIED INVESTMENTS. On and after September 30, 1993, other Investments not exceeding $200,000,000 in the aggregate at any one time outstanding; PROVIDED, HOWEVER, that such $200,000,000 shall be automatically increased, upon notice from the Company to the Agent given within six months after the date of issuance of any common stock of the Company (which notice may be given only once in respect of each such issuance), by the amount specified in such notice (which amount shall not be in excess of 66.60% of the Net Cash Proceeds of such issuance) and PROVIDED FURTHER that capital contributions to Cablevision MFR, Inc. in an amount equal to the interest or principal payable on those certain promissory notes the Guarantee of which by the Company is specifically permitted by Section 9.12(xi) hereof shall not constitute an Investment for purposes of this clause (xi) to the extent that Cablevision MFR, Inc. uses the proceeds of such capital contributions to purchase from the Company common stock of the Company."; (vi) deleting the words "paragraphs (iv), (v) and" contained in clause "(A)" of the final paragraph thereof and inserting "paragraph" in lieu thereof; and (vii) deleting "(iv), (v)," contained in clause "(E)" of the final paragraph thereof.

          (h) Section 9.17 of the Credit Agrement shall be amended by deleting the reference to "$5,000,000" set forth in the final clause of such Section and inserting in lieu thereof "$20,000,000".

          (i) Section 9.19 of the Credit Agreement shall be amended by deleting the reference to "personal communications and alternate access services" set forth in the first sentence of such Section and inserting in lieu thereof "telecommunications services".

          (j) Section 9.25(a) of the Credit Agreement shall be amended by deleting the third and fourth paragraphs set forth under the column headings "PERIOD" and "RATIO" and inserting the following in lieu thereof:

     "from and including the Quarter
          ended December 31, 1993 to and
          including the Quarter ended
          December 31, 1994                            1.25 to 1

     from and including the Quarter
          ended March 31, 1995 to and
          including the Quarter ended
          September 30, 1995                           1.50 to 1".

          (k) Section 9.26 of the Credit Agreement shall be amended by deleting the paragraphs set forth under the column headings "PERIOD" and "RATIO" and inserting the following in lieu thereof:

     "from and including the Effective
          Date to and including June

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          30, 1993                                     6.50 to 1

     from and including July 1, 1993
          to and including October
          31, 1993                                     6.25 to 1

     from and including November
          1, 1993 to and including
          December 31, 1994                            6.75 to 1

     from and including January 1, 1995
          to and including December 31, 1995           6.50 to  1

     on and after January 1, 1996                      4.50 to 1".

          (l) Exhibit B to the Credit Agreement shall be amended by (i) deleting the line items "(iv)(A)", "(iv)(B)", "(v)(A)", "(v)(B)", and "(xi)(A)" set forth under the section entitled "IV. INVESTMENTS (SECTION 9.16)" in their entirety.

          Section 1.3. WAIVER. Upon and after the Amendment and Waiver Effective Date, the Banks shall waive compliance with the provisions set forth in (i) Section 9.15(b)(iii)(E) of the Credit Agreement solely in connection with the Company's acquisition of the assets of North Coast Cable Limited Partnership (the "NCC Assets"), PROVIDED, HOWEVER, that such waiver shall be granted (x) solely to the extent necessary to permit such acquisition of the NCC Assets and
(y) so long as (A) the aggregate cash consideration paid by the Company or any Restricted Subsidiary in such acquisition does not exceed $120,000,000, (B) the Company acquires not less than 94% of all the issued and outstanding shares of all classes of stock or other ownership interests of the Restricted Subsidiary that will hold such assets, and (C) all other provisions of Section 9.15(b) are complied with; (ii) Section 9.24 of the Credit Agreement solely in connection with the Company's disposition of no more than 6% of the issued and outstanding shares of all classes of stock or other ownership interests of the Restricted Subsidiary that will hold the NCC Assets, PROVIDED that following such disposition the Company shall hold not less than 94% of all the issued and outstanding shares of all classes of stock or other ownership interests of such Restricted Subsidiary; (iii) section 9.16(vi)(A) of the Credit Agreement solely to the extent necessary to permit the Company's Investment in the Restricted Subsidiary that holds the NCC Assets; (iv) Section 9.08 of the Credit Agreement solely to the extent, if any, necessary to permit such 6% interest in such Restricted Subsidiary not to be pledged or assigned to the Agent as additional collateral under the Security Agreement; and (v) Section 9.17 of the Credit Agreement solely to the extent necessary to permit the Company or any Restricted Subsidiary to repurchase such 6% interest at an appraised value.

          Section 1.4. EFFECTIVE DATE. This Amendment No. 2 and Waiver shall be effective as of the date first written above (the "Amendment and Waiver Effective Date") when (i) each of the Company, the Restricted Subsidiaries, the Agent, the Co-Agents and the Majority Banks shall have duly executed and delivered a counterpart hereof and (ii) the Company shall have paid to the Agent, upon the execution of this Amendment No. 2 and Waiver by the Majority Banks, Agent and the Co-Agents, a fee, for the accounts of the Banks, equal to 0.250% of the aggregate of the Commitments of the Banks as in effect on the Amendment and Waiver Effective Date.

                                   ARTICLE II

                                     GENERAL

          Section 2.1. GOVERNING LAW. This Amendment No. 2 and Waiver shall be construed in accordance with and governed by the laws of the State of New York.

          Section 2.2. COUNTERPARTS. This Amendment No. 2 and Waiver may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

          Section 2.3. EXPENSES. The Company hereby agrees to pay or reimburse the Agent for all reasonable fees and expenses, including attorneys' fees, incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 2 and Waiver.

                       [THE NEXT PAGE IS A SIGNATURE PAGE]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 and Waiver to be duly executed by their duly authorized officers in counterparts all as of the day and year first above written.

                              CABLEVISION SYSTEMS CORPORATION,

                              By   /s/Barry J. O'Leary
                                 -----------------------------
                              Title:  Barry J. O'Leary
                                      Sr. Vice President,
                                      Finance and Treasurer

                              CABLEVISION AREA 9 CORPORATION

                              CABLEVISION FAIRFIELD CORPORATION

                              CABLEVISION FINANCE CORPORATION

                              CABLEVISION OF CLEVELAND GP, INC.

                              CABLEVISION OF CLEVELAND LP, INC.

                              CABLEVISION OF CONNECTICUT
                                   CORPORATION

                              CABLEVISION OF MICHIGAN, INC.

                              CABLEVISION SYSTEMS DUTCHESS
                                   CORPORATION

                              CABLEVISION SYSTEMS EAST HAMPTON
                                   CORPORATION

                              CABLEVISION SYSTEMS GREAT NECK
                                   CORPORATION

                              CABLEVISION SYSTEMS HUNTINGTON
                                   CORPORATION

                              CABLEVISION SYSTEMS ISLIP CORPORATION

                              CABLEVISION SYSTEMS LONG ISLAND
                                   CORPORATION

                              CABLEVISION SYSTEMS SUFFOLK
                                   CORPORATION

                              CABLEVISION SYSTEMS WESTCHESTER
                                   CORPORATION

                              COMMUNICATIONS DEVELOPMENT
                                   CORPORATION

                              CSC ACQUISITION CORPORATION

                              CSC ACQUISITION - MA, INC.

                              CSC ACQUISITION - NY, INC.

                              CABLEVISION LIGHTPATH, INC.

                              By:  /s/ Barry J. O'Leary
                                 -----------------------------
                                   Title:  Barry J. O'Leary
                                           Sr. Vice President,
                                           Finance and Treasurer
                                           of each of the above-named
                                           twenty corporations

                              CABLEVISION FINANCE LIMITED
                                   PARTNERSHIP

                              By Cablevision Systems Corporation,
                                   as General Partner

                              By  /s/ Barry J. O'Leary
                                 -----------------------------
                                   Title:    Barry J. O'Leary
                                             Sr. Vice President,
                                             Finance and Treasurer

                              CABLEVISION OF CLEVELAND LIMITED
                                   PARTNERSHIP

                              By   Cablevision of Cleveland GP, Inc.
                                   as General Partner

                              By   /s/ Barry J. O'Leary
                                 -----------------------------
                                   Title:    Barry J. O'Leary
                                             Sr. Vice President,
                                             Finance and Treasurer

                              THE TORONTO-DOMINION BANK,
                                   Grand Cayman Islands
                                   Branch, B.W.I.

                              By: /s/ Melissa B. Nigro
                                 -----------------------------
                                   Title:    Melissa B. Nigro
                                             MGR CR. ADMIN.

                              BANK OF MONTREAL,
                                   Chicago Branch,
                                   as Bank and Co-Agent

                              By
                                 -----------------------------
                                   Title:

                              THE BANK OF NEW YORK,
                                   as Bank and Co-Agent

                              By
                                 -----------------------------
                                   Title:

                              THE BANK OF NOVA SCOTIA,
                                   as Bank and Co-Agent

                              By
                                 -----------------------------
                                   Title:

                              THE CANADIAN IMPERIAL BANK
                                   OF COMMERCE,
                                   as Bank and Co-Agent

                              By
                                 -----------------------------
                                   Title:

                              MELLON BANK, N.A.

                              By
                                 -----------------------------
                                   Title:

                              CONTINENTAL BANK, N.A.

                              By /s/
                                 -----------------------------
                                   Title: MANAGING DIRECTOR

                              CREDIT LYONNAIS,
                                   Cayman Island Branch

                              By
                                 -----------------------------
                                   Title:

                              THE FIRST NATIONAL BANK
                                   OF CHICAGO

                              By
                                 -----------------------------
                                   Title:

                              THE FUJI BANK, LIMITED

                              By
                                 -----------------------------
                                   Title:

                              THE TOKAI BANK, LIMITED,
                                   New York Branch

                              By
                                 -----------------------------
                                   Title:

                              BARCLAYS BANK PLC,
                                   New York Branch

                              By
                                 -----------------------------
                                   Title:

                              TORONTO DOMINION (TEXAS), INC.,
                                   as Agent

                              By
                                 -----------------------------
                                   Title

                              NATIONSBANK OF TEXAS, N.A.

                              By   /s/
                                 -----------------------------
                                   Title:  V.P.

                              THE FIRST NATIONAL BANK OF
                                   BOSTON

                              By
                                 -----------------------------
                                   Title:

                              THE CHASE MANHATTAN BANK
                                   (NATIONAL ASSOCIATION)

                              By
                                 -----------------------------
                                   Title:

                              CITIBANK, N.A.

                              By
                                 -----------------------------
                                   Title:

                              ROYAL BANK OF CANADA

                              By
                                 -----------------------------
                                   Title:

                              CHEMICAL BANK

                              By
                                 -----------------------------
                                   Title:

                              BANQUE PARIBAS

                              By
                                 -----------------------------
                                   Title:

                              By
                                 -----------------------------
                                   Title: